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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Beacon Roofing Supply, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Beacon Roofing Supply, Inc.

One Lakeland Park Drive
Peabody, Massachusetts 01960

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 22, 2005

To the shareholders of Beacon Roofing Supply, Inc.:

        The 2005 Annual Meeting of Shareholders of Beacon Roofing Supply, Inc. (the "Company") will be held at the Company's headquarters at One Lakeland Park Drive, Peabody, Massachusetts 01960 on Tuesday, February 22, 2005, at 8:00 a.m. local time, for the purpose of considering and voting on the following matters:

  (1)
  A proposal to elect eight members to our Board of Directors to hold office until the 2006 annual meeting of shareholders or until their successors are duly elected and qualified, and

  (2)
  The transaction of such other business as may properly come before the annual meeting and any adjournment(s) or postponement(s) thereof.

        All holders of record of shares of Beacon Roofing Supply, Inc. stock (NASDAQ: BECN) at the close of business on January 10, 2005 are entitled to receive notice of the meeting and to vote at the meeting.

        Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the meeting.

        Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                      By Order of the Board of Directors

                      David R. Grace
                      Secretary

                      Peabody, Massachusetts
                      January 18, 2005

        This is an important meeting and all shareholders are invited to attend the meeting in person. Those shareholders who are unable to attend are respectfully urged to execute and return the enclosed proxy card as promptly as possible in the enclosed return envelope. No postage is required if mailed in the United States. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

Beacon Roofing Supply, Inc.

One Lakeland Park Drive
Peabody, Massachusetts 01960

PROXY STATEMENT

DATE, TIME AND PLACE OF ANNUAL MEETING

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of Beacon Roofing Supply, Inc. of proxies from the holders of our common stock, par value $.01 per share, for use at our 2005 annual meeting of shareholders to be held at our headquarters at One Lakeland Park Drive, Peabody, Massachusetts 01960 on Tuesday, February 22, 2005, at 8:00 a.m. local time or at any adjournment(s) or postponement(s) of the annual meeting.

        This proxy statement and the enclosed form of proxy are being mailed to shareholders of common stock on or about January 18, 2005. Shareholders should review the information provided in this proxy statement in conjunction with our 2004 Form 10-K which accompanies this proxy statement. In this proxy statement, we refer to Beacon Roofing Supply, Inc. as "we", "our" and the "Company."

        Our principal executive offices are located at One Lakeland Park Drive, Peabody, Massachusetts, 01960.

ABOUT THE MEETING

What is the Date, Time and Place of the Annual Meeting?

        Beacon Roofing Supply Inc.'s 2005 Annual Shareholders' Meeting will be held on Tuesday, February 22, 2005, beginning at 8:00 a.m., local time, at our headquarters at One Lakeland Park Drive, Peabody, Massachusetts 01960.

What is the purpose of the annual meeting?

        At the annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of 1) the election of directors and 2) any other matters that properly come before the meeting. In addition, management will discuss the performance of the Company and respond to questions from shareholders.

Who is entitled to vote at the meeting?

        Only our shareholders of record at the close of business on January 10, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 26,359,127 shares of common stock outstanding (representing 26,591,988 shares issued less 232,861 shares held in treasury), all of which are entitled to be voted at the annual meeting.

        A list of shareholders will be available at our headquarters at One Lakeland Park Drive, Peabody, Massachusetts 01960 for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any shareholder.

What are the voting rights of the holders of our common stock?

        Holders of common stock are entitled to one vote per share on each matter that is submitted to shareholders for approval.

Who can attend the meeting?

        All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of common stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 26,359,127 shares of common stock outstanding, all of which are entitled to be voted at the annual meeting.

        As of the record date, our directors and executive officers and entities affiliated with these persons owned common stock representing 37.6% of the outstanding shares of common stock entitled to be cast at the annual meeting.

What vote is required to approve each item?

        For purposes of electing directors at the annual meeting, the nominees receiving the greatest numbers of votes of common stock shall be elected as directors. The affirmative vote of a majority of votes of common stock present, in person or by proxy at the annual meeting and voting together as a single class, is required for the approval of any other matter that may be submitted to a vote of our shareholders.

        EquiServe Trust Company, N.A., our transfer agent and registrar, shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum but will not be counted as votes cast "for" or "against" any given matter. If less than a majority of the combined voting power of the outstanding shares of common stock are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting from time to time without further notice.

What are the Board's recommendations?

        Our board of directors recommends a vote FOR the election of the respective nominees for director named in this proxy statement.

        Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (a) FOR the election of the respective nominees for director named in this proxy statement and (b) in accordance with the recommendation of our board of directors, FOR or AGAINST all other matters as may properly come before the annual meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

        You can vote in any of the following ways.

        To vote by mail:

  •
  Mark, sign and date your proxy card; and

  •
  Return it in the enclosed envelope.

        To vote in person if you are a registered shareholder:

  •
  Attend our annual meeting;

  •
  Bring valid photo identification; and

  •
  Deliver your completed proxy card or ballot in person.

        To vote in person if you hold in "street name:"

  •
  Attend our annual meeting;

  •
  Bring valid photo identification; and

  •
  Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I return my proxy card?

        Yes. The giving of a proxy does not eliminate the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, either in person at the annual meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the annual meeting.

Who pays for costs relating to the proxy statement and annual meeting of shareholders?

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card is to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

STOCK OWNERSHIP

        Who are the largest owners of our stock? How much stock do our directors and executive officers own?

        The following table shows information regarding the beneficial ownership of our common stock for the following:

        (i) each shareholder known by us to beneficially own more than 5% of our common stock,

        (ii) each of our directors and director nominees,

        (iii) each executive officer named in the Summary Compensation Table in "Executive Compensation," and

        (iv) all directors and executive officers as a group.

        All information is as of the record date.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owners(1)
	Shares	Percent
Shareholders owning more than 5% of our common stock:
Code, Hennessy & Simmons III, L.P.(2) 10 South Wacker Drive Chicago, Illinois 60606	7,301,478	27.7%
Scout Capital Partners, L.P.(3) 320 Park Avenue—33rd Floor New York, New York 10022	1,570,000	6.0%
Directors and executive officers:
Robert R. Buck(4)	479,790	1.8%
Andrew R. Logie(5)	1,718,032	6.5
David R. Grace(6)	312,123	1.2
H. Arthur Bellows, Jr.	0	*
James J. Gaffney	26,000	*
Peter M. Gotsch(7)	7,301,478	27.7
Krista M. Hatcher	2,000	*
Wilson B. Sexton	10,000	*
Brian P. Simmons(7)	7,362,005	27.9
All directors and executive officers as a group (9 persons)	9,909,950	37.6%

*
Less than 1%

(1)
Information concerning beneficial ownership of shares is as of January 10, 2005, the record date. Includes the number of shares that such person has the right to acquire beneficial ownership as of that date and which such person has the right to acquire beneficial ownership of within 60 days thereafter.

(2)
Code Hennessy & Simmons LLC is the general partner of CHS Management III, L.P., which in turn is the general partner of Code, Hennessy & Simmons III, L.P. Code Hennessy & Simmons

LLC
and CHS Management III, L.P. may be deemed to beneficially own these shares, but disclaim beneficial ownership of shares in which they do not have a pecuniary interest. The investment committee of Code Hennessy & Simmons LLC is composed of Andrew W. Code, Daniel J. Hennessy, Brian P. Simmons, Thomas J. Formolo, Jon S. Vesely and Peter M. Gotsch. Messrs. Code, Hennessy, Simmons, Formolo, Vesely and Gotsch may be deemed to beneficially own these shares due to the fact that they share investment and voting control over shares held by Code, Hennessy & Simmons III, L.P., but disclaim beneficial ownership of shares in which they do not have a pecuniary interest.

(3)
Based on Schedule 13G filed by Scout Capital Partners, L.P. on December 23, 2004.

(4)
Includes 408,245 shares issuable upon the exercise of options.

(5)
Includes 192,010 shares issuable upon the exercise of options. Includes 923,750 shares held by the Logie Beacon Limited Partnership over which Mr. Logie shares voting and investment control. Mr. Logie disclaims beneficial ownership of shares held by the Logie Beacon Limited Partnership in which he does not have a pecuniary interest.

(6)
Includes 194,740 shares issuable upon the exercise of options.

(7)
Peter Gotsch and Brian Simmons are members of the investment committee of Code Hennessy & Simmons LLC, the general partner of CHS Management III, L.P., which in turn is the general partner of Code, Hennessy & Simmons III, L.P. Mr. Gotsch and Mr. Simmons may be deemed to beneficially own the shares owned by Code, Hennessy & Simmons III, L.P., but disclaim beneficial ownership of shares in which they do not have a pecuniary interest.

Compliance with Section 16(a) of the Securities Exchange Act of 1934—Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5, as applicable, with the Securities and Exchange Commission (SEC). Officers, directors and shareholders owning greater than ten percent of our common are required by the SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

        Based solely on our review of the copies of these forms received, the absence of a Form 3, 4, or 5 or representations from certain reporting persons that no Form 5 was required, we believe that all of our officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2004, except an amended Form 3 was filed on January 6, 2005 for one of our directors, Wilson B. Sexton, to report ownership of shares purchased prior to his appointment as a director in October 2004.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Item 1.

ELECTION OF DIRECTORS

        Our Amended and Restated Certificate of Incorporation and Bylaws provide that our board of directors shall consist of not less than three members to serve one-year terms of office. The authorized number of directors is currently set at eight members. Upon election at the annual meeting, our directors will serve terms expiring at the 2006 annual meeting of shareholders or until their successors have been duly elected and qualified. The following individuals are our nominees:

                      Andrew R. Logie
                      Robert R. Buck
                      H. Arthur Bellows, Jr.
                      James J. Gaffney
                      Peter M. Gotsch
                      Krista M. Hatcher
                      Wilson B. Sexton
                      Brian P. Simmons

        Each nominee has consented to serve as a director; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the board of directors, unless it is directed by a proxy to do otherwise.

MANAGEMENT AND THE BOARD OF DIRECTORS

Who are the directors and executive officers of the Company?

        Our board of directors consists of eight directors. Each director is elected for a term of one year and serves until a successor is duly elected and qualified or until his or her death, resignation or removal. There are no family relationships between any of our directors or executive officers. Our executive officers are elected by and serve at the discretion of the board of directors. The board has determined that each of the following directors is an "independent director" as such term is defined in Nasdaq Marketplace Rule 4200(2)(15): H. Arthur Bellows, Jr., James J. Gaffney and Wilson B. Sexton.We expect to appoint additional directors who are not affiliated with us or any of our stockholders to our board of directors prior to the one-year anniversary of our initial public offering on September 22, 2005, so that a majority of our board will be independent directors. Independent members of our board of directors shall meet in executive session with our management at least two times a year.

Name	Age	Position
Andrew R. Logie	60	Chairman of the Board
Robert R. Buck	57	President and Chief Executive Officer, Director
David R. Grace	45	Chief Financial Officer
H. Arthur Bellows, Jr.	66	Director
James J. Gaffney	64	Director
Peter M. Gotsch	40	Director
Krista M. Hatcher	32	Director
Wilson B. Sexton	68	Director
Brian P. Simmons	44	Director

        Andrew R. Logie, Chairman and Director. Mr. Logie and a group of investors acquired Beacon Sales Company, Inc. in 1984. As its new CEO, he oversaw the growth of the business from three to seven branches with sales increasing six-fold to $70 million in 1997 prior to its acquisition by Beacon Roofing Supply, Inc. From 1997 to July 2002, he was our Chairman, President and Chief Executive Officer. He was Executive Vice President and Chairman from July 2002 to September 2004. Prior to joining Beacon Sales Company, Mr. Logie spent 14 years in the roofing industry, working nine years with Bradco Supply and five years with GAF Corporation. Mr. Logie attended Nichols College in Dudley, Massachusetts.

        Robert R. Buck, President and Chief Executive Officer and Director. Mr. Buck joined us in October 2003. Prior to joining us, he served as President—Uniform Rental Division of Cintas Corporation from July 1997. From 1991 through 1997, he served as Senior Vice President—Midwest Region of Cintas. From 1982 through 1991, he served as Senior Vice President—Finance and Chief Financial Officer of Cintas. Mr. Buck presently serves as a director of Kendle International, Inc. and Multi-Color Corporation, both of which are Nasdaq-traded companies.

        David R. Grace, Chief Financial Officer. Mr. Grace is responsible for financial management of our Company and each of our regional subsidiaries. Mr. Grace began his career as a CPA in public accounting with Baril and Smith CPA. He joined Beacon Sales Company as an accountant in 1987. He served in positions of increasing responsibility until he was named CFO at the time that we acquired Beacon Sales Company. Mr. Grace has a degree in accounting from Bentley College in Waltham, Massachusetts.

        H. Arthur Bellows, Jr., Director. Mr. Bellows became a director in January 2005. Mr. Bellows serves on the Board of Directors of Hexcel Corporation and as their Chair of the audit committee and a member of their nominating and corporate governance and compensation committees. He has served as Chairman of Braeburn Associates, a merchant banking firm, since 1999, and Chairman of The Finance Network, a private financial services firm, since 1999. Mr. Bellows was President, Chief Operating Officer and a director of Audits & Surveys Worldwide, Inc., an international market research firm, from 1995 to March 1999 and continued to serve as a director until March 2002.

        James J. Gaffney, Director. Mr. Gaffney became a director in July 2004. From 1997 through 2004, Mr. Gaffney served as Vice Chairman of the Board of Viking Pacific Holdings, Ltd. and Chairman of

the Board of Vermont Investments, Ltd., a New Zealand-based conglomerate, and provided consulting services to GS Capital Partners II, L.P. (a private investment fund affiliated with Water Street Corporate Recovery Fund I, L.P. and Goldman, Sachs & Co.), and other affiliated investment funds. Mr. Gaffney presently serves on public boards as Chairman of the Board of Directors of Imperial Sugar Company and iPCS Corporation and as a director of Hexcel Corporation and SCP Pool Corporation.

        Peter M. Gotsch, Director. Mr. Gotsch has served as director since 1997. Mr. Gotsch has been a member of Code Hennessy & Simmons LLC since 1997 and employed by its affiliates since 1989. Mr. Gotsch holds a B.A. degree from St. Olaf College and an M.B.A. from Northwestern University. Mr. Gotsch presently serves as the Chairman of the Board of The Hillman Companies, Inc.

        Krista M. Hatcher, Director. Ms. Hatcher has served as director since 2000. Ms. Hatcher has been a vice president of Code Hennessy & Simmons LLC since 2003. From 1999 until her promotion in 2003, Ms. Hatcher was an associate at CHS. Ms. Hatcher holds a B.B.A. degree from the University of Michigan and an M.B.A. from the University of Chicago.

        Wilson B. Sexton, Director. Mr. Sexton has been the Chairman of the Board and a director of SCP Pool Corporation since 1993. From January 1999 to May 2001, Mr. Sexton also served as Chief Executive Officer of SCP Pool Corporation. Mr. Sexton is a Certified Public Accountant and holds a B.B.A. degree from Southern Methodist University.

        Brian P. Simmons, Director. Mr. Simmons has served as director since 1997. Mr. Simmons is a member of Code Hennessy & Simmons LLC and founded its predecessors in 1988. Mr. Simmons holds an A.B. degree from Cornell University.

BOARD OF DIRECTORS' MEETINGS,
COMMITTEES OF THE BOARD AND RELATED MATTERS

How often did the Board meet during fiscal 2004?

        During the fiscal year ended September 25, 2004, our Board of Directors took action by unanimous written consent sixteen times and held three meetings. During fiscal 2004, no incumbent director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he or she served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period he or she served on these committees.

What committees has the Board established?

        In July, 2004 the Board of Directors established three committees: (1) the audit committee, (2) the compensation committee and (3) the nominating and corporate governance committee.

  Audit Committee

        The audit committee did not hold any meetings in fiscal 2004 since its formation in July 2004. The audit committee selects the independent auditors and reviews the independence of these auditors, approves the scope of the annual audit activities of the independent auditors, approves the audit fee payable to the independent auditors and reviews audit results with the independent auditors. The audit committee currently is composed of James J. Gaffney, Wilson B. Sexton and Peter M. Gotsch. Each of

Messrs. Gaffney and Sexton meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an "independent director" as defined in Nasdaq Marketplace Rule 4200(2)(15). The board has also determined that Mr. Gaffney is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. Each of Messrs. Gaffney, Sexton and Gotsch meet Nasdaq's financial knowledge requirements. Within a year following our initial public offering, subject to Nasdaq's applicable transition rules, the audit committee will be comprised solely of directors who meet the independence requirements established by Nasdaq and applicable law. Ernst & Young LLP currently serves as our independent registered public accounting firm.

        The audit committee operates under a formal charter that governs its duties and conduct. The audit committee charter complies with applicable Nasdaq and SEC rules and regulations. A copy of the charter is attached to this proxy statement as Appendix A and is also available on our web site at www.beaconroofingsupply.com. In addition, the charter is available in print to any shareholder who requests it in writing to our Corporate Controller at Beacon Roofing Supply, Inc., One Lakeland Park Drive, Peabody, MA 01960.

        Ernst & Young LLP, our independent registered public accounting firm, reports directly to the audit committee.

        Please refer to the Audit Committee Report, which is set forth in this proxy statement, for a further description of our audit committee's responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended September 25, 2004.

        The audit committee charter attached to this proxy statement shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under that same Act.

  Compensation Committee

        The compensation committee did not hold any meetings in fiscal 2004 since its formation in July 2004. The duties of the compensation committee are to provide a general review of our compensation and benefit plans to ensure that they meet our objectives. In addition, the compensation committee reviews the chief executive officer's recommendations on compensation of our executive officers and makes recommendations for adopting and changing major compensation policies and practices. The compensation committee reports its recommendations to the full board of directors for approval and authorization. It also fixes the annual compensation of the chief executive officer and administers our stock plans. The compensation committee is expected, after additional independent board members are identified and elected, to be comprised of at least three independent directors who are also non-employee directors (as defined in Rule 16b-3 under the Securities Exchange Act) and outside directors (as defined in Section 162(m) of the Internal Revenue Code) who do not have "interlocking" or other relationships with us that would detract from their independence as committee members. The members of the compensation committee currently are James J. Gaffney, Wilson B. Sexton and Peter M. Gotsch.

        The compensation committee operates under a formal charter that governs its duties and conduct. The compensation committee complies with applicable Nasdaq and SEC rules and regulations. A copy of the charter is available on our web site at www.beaconroofingsupply.com. In addition, the charter is available in print to any shareholder who requests it in writing to our Corporate Controller at Beacon Roofing Supply, Inc., One Lakeland Park Drive, Peabody, Massachusetts 01960.

        Please refer to the Compensation Committee Report which is set forth in this proxy statement, for a further description of our compensation committee's responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to Beacon's executive officers for 2004.

  Nominating and Corporate Governance Committee

        The nominating and corporate governance committee did not hold any meetings in fiscal 2004 since its formation in July 2004.The nominating and corporate governance committee is responsible for identifying and recommending potential candidates qualified to become board members, recommending directors for appointment to board committees and developing and recommending to the board a set of corporate governance principles. The nominating and corporate governance committee is currently comprised of James J. Gaffney, Wilson B. Sexton and Peter M. Gotsch. Within a year following our initial public offering, subject to Nasdaq's transition rules, the nominating and corporate governance committee will be comprised of directors who meet the independence requirements established by Nasdaq and applicable law.

        When identifying, evaluating and considering potential candidates for membership on our board, including those who might be recommended or nominated by shareholders, the nominating and corporate governance committee considers among other factors, relevant business and financial experience, integrity and willingness to devote the necessary time and energy. The nominating and corporate governance committee will consider nominees for our board of directors recommended by shareholders, using the same criteria as for other candidates. Recommendations should be submitted in writing to David Grace, our secretary, at our principal executive offices. The recommendation should include the name and address of the shareholder making the recommendation and evidence of his or her ownership of our common stock, including the number of shares and period of ownership, the name and address of the director candidate, and his or her resume or listing of qualifications, and the candidate's signed consent to serve as a director if elected and to be named in the Proxy Statement. To be considered, the recommendation must be received by the secretary not less than 90 days and not more than 120 days before the anniversary date of our most recent annual meeting of shareholders. The nominating and corporate governance committee may consider advice and recommendations from others, including search firms as it deems appropriate.

        Further information related to the nominating and corporate governance committee is included in the nominating and corporate governance committee charter, available on our website at www.beaconroofingsupply.com.

How may the Board be contacted?

        Shareholders or other interested parties wishing to communicate confidentially with our board of directors can call 800-891-4945 in the United States and leave a message for the Chair of the audit committee, the board of directors or an individual director.

How are directors compensated?

        Independent members of the board of directors receive an annual retainer of $35,000. All directors are also entitled to receive $1,500 for each board meeting attended and $1,000 for each committee meeting. The chairman of each of the audit committee and compensation committee is entitled to receive an additional $10,000 per year. All fees may be paid in cash or shares of stock, at the choice of the director.

        In addition, upon election to the board, each independent director will receive a one-time grant of an option exercisable for 20,000 shares of our common stock. Upon reelection, independent directors will also receive an annual grant of an option exercisable for 7,500 shares. All options become exercisable one year after the date of grant. Exercise prices will be set at fair market value at the date of grant. During fiscal 2004, James J. Gaffney received a grant of an option exercisable for 20,000 shares.

        We reimburse members of our board of directors for any out-of-pocket expenses they incur in connection with services provided as directors.

AUDIT COMMITTEE MATTERS

Audit Committee's Pre-Approval and Procedures

        The audit committee is responsible for the appointment, compensation, retention and oversight of the work of Ernst & Young LLP, our independent auditors. The independent auditors report directly to the audit committee. As part of their responsibility, the Committee established a policy requiring the pre-approval of all audit and permissible non-audit services performed by the independent auditor. In pre-approving services, the audit committee considers whether such services are consistent with the SEC's rules on auditor independence.

        Prior to the engagement of the independent auditor for an upcoming audit/non-audit service period, defined as a twelve-month timeframe, Ernst & Young LLP submits a detailed list of services expected to be rendered during that period as well as an estimate of the associated fees for each of the following four categories of services to the Audit Committee for approval:

    Audit Services consist of services rendered by an external auditor for the audit of our annual consolidated financial statements (including tax services performed to fulfill the auditor's responsibility under generally accepted auditing standards) and reviews of financial statements included in Form10-Qs, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

    Audit-Related Services consist of assurance and related services (e.g. due diligence) by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

    Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance, tax consulting and tax planning.

    Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

        Circumstances may arise during the twelve-month period when it may become necessary to engage the independent auditor for additional services or additional effort not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent auditor.

Audit and Non-Audit Fees

        The table below summarizes the fees billed by our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended September 25, 2004 and September 27, 2003.

Year	Audit	Audit-Related	Tax	All Other	Total
2004	$1,419,200	$—	$75,000	$—	$1,494,200
2003	$391,927	$—	$104,066	$—	$495,993

        Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements and, beginning in fiscal 2005, the reviews of the interim financial statements included in our Forms 10-Q. For 2004, the audit fees also include fees of $995,200 associated with Ernst & Young's work on our initial public offering and the related filings with the SEC.

        Tax fees represent professional services related to tax compliance and consulting.

        The audit committee has considered the compatibility of the provision of services covered by the two preceding paragraphs with the maintenance of the principal accountant's independence from the Company and has determined that the provision of such services is not incompatible with the maintenance of such independence.

        The audit committee annually reviews the performance of the independent auditors and the fees charged for their services.

Report of the Audit Committee

        The role of the audit committee is to assist the board of directors in its oversight of the integrity of the Company's financial reporting process and compliance with legal and regulatory requirements. The audit committee reviews the Company's financial reporting process on behalf of the Company's board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the audit committee has met and held discussions with management and the Company's independent auditors. The audit committee has reviewed and discussed the audited financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the audit committee has discussed with the independent auditors the auditor's independence from the Company and management, including matters in the written disclosures provided by the independent auditors to the audit committee as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

        The audit committee has discussed with the Company's independent auditors the overall scope and plan for their audit. The audit committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the audit committee approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 25, 2004.

                      AUDIT COMMITTEE:
                      James J. Gaffney, Chairman
                      Peter M. Gotsch
                      Wilson B. Sexton

EXECUTIVE COMPENSATION

        The following table sets forth for the fiscal years ended September 25, 2004 and September 27, 2003, information concerning the compensation earned by our Chairman, President and Chief Executive Officer and Chief Financial Officer (our "Named Executive Officers") who were serving at the end of our last fiscal year.

SUMMARY COMPENSATION TABLE

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus		Other Annual Compensa- tion(2)		Restricted Stock Awards	Securities Underlying Stock Options	All Other Compensa- tion(3)
Andrew R. Logie Chairman	2004 2003	$ $	180,556 193,092	$ $	— —	$ $	2,039 —	— —	— —	$ $	17,752 22,782
Robert R. Buck(1) President and Chief Executive Officer	2004		$407,923		$430,000		$629	—	408,245		$—
David R. Grace Chief Financial Officer	2004 2003	$ $	242,022 221,040	$ $	135,000 90,000	$ $	2,306 —	— —	27,755 50,050	$ $	18,662 22,782

(1)
Robert Buck was hired in October 2003.

(2)
Represents company payments for certain vehicle costs.

(3)
Represents contributions made by us for a 401(k) plan and a profit-sharing distribution.

OPTION GRANTS IN FISCAL YEAR 2004

        The following table sets forth certain information concerning grants of stock options made during fiscal 2004 to the Named Executive Officers. The options were granted at exercise prices equal to fair market value of the underlying stock at the date of the grant and vested in September 2004.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in 2004(2)
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Andrew R. Logie	—	—	—	—	—	—
Robert R. Buck	408,245	64.2%	$3.49	10/20/2014	$896,033	$2,270,724
David R. Grace	27,755	4.4%	$3.49	1/20/2014	$60,918	$154,378

(1)
Represents options to purchase common stock.

(2)
In 2004, total options granted to employees were 635,744 shares of common stock.

(3)
The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set forth by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the market price of the common stock.

        The following table sets forth certain information concerning stock options exercised in 2004 by the Named Executive Officers and unexercised stock options held by them as of September 25, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options Held at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew R. Logie	—	$—	192,010	—	$2,824,540	$—
Robert R. Buck	—	$—	408,245	—	$5,084,896	$—
David R. Grace	—	$—	194,740	27,755	$2,888,103	$205,452

(1)
The closing price of our common stock on September 25, 2004 was $15.95. Value is calculated by multiplying (a) the difference between the closing sales price and the option exercise price by (b) the number of shares of common stock underlying the option.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of September 25, 2004 with respect to compensation plans (including individual compensation arrangements) approved by security holders and under which our equity securities are authorized for issuance.

Equity compensation plan information (1)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	20,000	$13.00	2,180,000
Equity compensation plans not approved by security holders	1,888,359	$2.40	0

Total	1,908,359	$2.51	2,180,000

(1)
See Notes 2 and 10 to the consolidated financial statements included in our fiscal 2004 Form 10-K for additional information regarding our stock-based compensation plans.

  What other compensation arrangements does the Company have with its executive officers?

  Employment Agreement

        We entered into an employment agreement with Robert Buck, our President and CEO, with a term that extends through November 19, 2006. It provided for a base salary of $430,000 for fiscal year 2004 and provides for a base salary of $445,000 for fiscal year 2005. After fiscal year 2005, our board will review his base salary annually and may increase (but not decrease) it. Mr. Buck's employment agreement also entitles him to an annual bonus of up to 100% of base salary, depending on whether we reach the performance target that the board sets near the beginning of each fiscal year. The bonus varies from 0% of base salary (if we achieve 85% or less of the target for that fiscal year) to 100% of base salary (if we achieve 115% or more of the target for that year). In between 85% of the target and 115% of the target, the bonus varies on a straight line basis. The employment agreement also provides that if Mr. Buck relocates his residence at our request before September 30, 2005, we will reimburse him for all expenses incurred for the relocation. For the period before he relocates his residence, we have agreed to rent an apartment for his use in the Boston area and reimburse him for travel expenses for up to two round trips per month for him and his wife between their primary residence and the Boston area. Mr. Buck also receives a $1,000 per month car allowance. Under his employment agreement, Mr. Buck is entitled to severance equal to 12 months base salary if we terminate his employment without cause, as that term is defined in his employment agreement, or if we are not willing to renew his employment agreement at the end of the term. The employment agreement limits Mr. Buck's ability to compete with us for 18 months after his employment ends.

  Special Option Grant

        We entered into a special purchase option agreement on October 20, 2003 with Robert Buck, our President and CEO. At the time, this option agreement entitled Mr. Buck to purchase 336,700 shares of our common stock. As of January 28, 2004, the parties amended and restated the option to increase the number of shares that could be purchased under the option to 408,245 shares. That amendment and restatement did not otherwise change the terms of the option. The amended and restated special purchase option entitles Mr. Buck to purchase 408,245 shares of our common stock at an exercise price of $3.49 per share. Under this option, the exercise price must be paid in cash, unless we permit otherwise. The option expires on October 20, 2013, and became fully vested upon the completion of our initial public offering.

        This option was not granted under the equity compensation plans presented in the table above.

  Were there any issues regarding compensation committee interlocks and insider participation during 2004?

        Our board of directors approved the employment agreement with Mr. Buck, which established his compensation, and made all compensation decisions regarding our other executive officers. Mr. Buck participated in discussions with the board of directors concerning executive officer compensation. We established a compensation committee in July 2004 and we expect that, after additional independent board members are identified and elected, the compensation committee will be comprised of at least three independent directors who are also non-employee directors (as defined in Rule 16b-3 under the Securities Exchange Act) and outside directors (as defined in Rule 162(m) of the Internal Revenue

Code) who do not have "interlocking" or other relationships with us that would detract from their independence as committee members.

Report of the Compensation Committee on Compensation of Executive Officers of the Company

        The following represents the Report of the Compensation Committee relative to executive compensation:

        The Company's executive compensation programs are based on three components: base salary, annual incentives and long-term compensation; each is intended as an important piece of the overall compensation philosophy.

        Base salary is used to attract and retain the Company's key executives and is calculated using comparisons with the Company's industry competitors and/or companies of similar market value. Salaries are reviewed by the Compensation Committee on an annual basis.

        Annual incentives are a significant component of executive compensation, reflecting the Company's belief that management's contribution to long-term shareholder returns (via increasing stock prices) comes from maximizing earnings and the potential of the Company. The Company's Chief Executive Officer has an annual incentive opportunity based upon the Company's meeting or exceeding certain established performance targets. By its reliance on this incentive compensation system, the Company links a substantial portion of the Chief Executive Officer's annual pay directly to profits. As a result of this approach, the Company's Chief Executive Officer's total compensation is likely to vary from year to year, perhaps more significantly than the pay of executives of many of the Company's competitors. Certain other executive officers and employees have their pay levels set primarily in relation to comparisons to similar executives of competitors, with additional annual incentives based on the attainment of specific objectives supporting the overall goals of the Company.

        As discussed in more detail below, Mr. Buck and other key executives of the Company received a significant portion of their total compensation through incentive and other forms of long-term compensation. In order to promote an increase in net worth of the Company, maximize the return to shareholders and effectively motivate senior management, the executive compensation philosophy of the Company has been to link compensation with Company performance. Therefore, Mr. Buck received 51% of his aggregate cash compensation during fiscal 2004 from incentives. The committee believes that this represents evidence of the strong and explicit link between executive compensation and the creation of long-term shareholder value.

        In terms of long-term compensation, management incentives generally are provided to the Company's executives through grants of stock options to retain and motivate executives to improve the Company's stock value. Since the Company's initial public offering, stock options have been granted at an exercise price equal to the closing price of the Company's common stock as reported by Nasdaq, on the day prior to the date of grant. Accordingly, grants of stock options will produce value only if there are increases in the underlying stock price. The Company provides no defined benefit pension plan or supplemental executive retirement plan but does provide a 401(k) plan for all of its employees employed for at least one year.

        Decisions with regard to compensation of the Company's executives are made by the members of the compensation committee, which will hold meetings at least once a year and more often when the need arises. Each member of the compensation committee is a non-employee director. The executive compensation practices of the Company are constantly re-evaluated to ensure their relevance, their support of the strategic goals of the Company and their contribution to the creation of long-term shareholder value.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a public company's deduction for compensation to a Named Executive Officer in excess of $1 million per year unless the compensation meets the definition of "performance-based compensation." The committee does not anticipate that this limit will affect the deductibility of compensation paid by the company in 2004.

                      COMPENSATION COMMITTEE:

                      James J. Gaffney, Chairman
                      Peter M. Gotsch
                      Wilson B. Sexton

        The Report of the Compensation Committee and the Report of the Audit Committee included in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate the reports by reference in that filing.

BEACON ROOFING SUPPLY, INC. COMMON STOCK PRICE PERFORMANCE

        Our common stock, which was offered to the public at $13.00 per share under out initial public offering, began trading on the Nasdaq National Market on September 23, 2004. The high and low sales prices on the two trading days in the fourth quarter were $16.39 and $14.25 per share, respectively. We will present a common stock price performance graph in our fiscal year 2006 proxy statement.

CORPORATE GOVERNANCE

        We operate within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. We will follow the requirements of the Sarbanes-Oxley Act and SEC rules as they relate to us.

EMPLOYEE CODE OF BUSINESS ETHICS AND CONDUCT

        We have adopted the Beacon Roofing Supply, Inc. Code of Conduct, a code of ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, Controller, and any other persons performing similar functions. This code of conduct is available on our website at www.beaconroofingsupply.com. If we make any substantive amendments to this code of conduct or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, Controller, or any other persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in our next periodic report with the SEC if not previously disclosed on a Form 8-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following is a summary of certain agreements and transactions among related parties and us. It is our policy that any such agreements and transactions must be entered into in good faith and on fair and reasonable terms that are no less favorable to us than those that would be available to us in a comparable transaction in arms-length dealings with an unrelated third party. We believe that all agreements and transactions described below met that standard at the time they were effected.

  Executive officers and directors

        We have entered into executive securities agreements with 63 current employees, including Robert Buck, David Grace, and Andrew Logie. The agreements apply to any shares of our stock that the employees own or acquire, including shares issued upon the exercise of options. All of the agreements contain restrictions on the transfer of shares in the open market after an initial public offering. Robert Buck and Andrew Logie have registration rights under their executive securities agreements.

        William Logie, son of Andrew Logie, is employed by us. His 2004 salary and bonus totaled $262,000.

        We lease three buildings for $0.5 million per year from a limited liability company in which Andrew Logie is a member. We believe that the terms of these leases approximate those we would receive in arms-length transactions with unrelated third parties.

        Peter Gotsch and Brian Simmons are limited partners of CHS Management III, L.P., (see below) which received a management fee from one of our subsidiaries during 2004, as described below. This fee was paid pursuant to a management agreement that was terminated in connection with our initial public offering.

  Relationship with Code Hennessy

        Our subsidiary, Beacon Sales Acquisition, Inc., entered into a management agreement in 1997 with CHS Management III, L.P., which is an affiliate of Code Hennessy, our largest stockholder. The management agreement provided for CHS Management III to provide management services to Beacon Sales, for which Beacon Sales paid to CHS Management III an annual management fee of $300,000 in monthly installments. The management agreement was terminated in connection with our initial public offering.

        In connection with the initial public offering, we entered into a registration rights agreement with Code Hennessy. The agreement provides that, at the request of Code Hennessy, we will register under the Securities Act any shares of common stock currently held or later acquired by Code Hennessy for sale in accordance with Code Hennessy's intended method of disposition. Code Hennessy also has the right to include the shares of our common stock that it holds in registrations of common stock that we initiate on our own behalf or on behalf of other stockholders.

  Indebtedness to related parties

        We had the following subordinated notes payable to related parties at September 25, 2004:

(In thousands)
12% subordinated notes payable, including deferred interest of $10,276, to stockholders and former owner due August 2007 and August 2010	$22,442
8% subordinated promissory notes payable to former owners due in August 2007	7,000

Total	$29,442

        The 12% subordinated notes payable were issued in connection with the sale of common stock to our stockholders, certain members of management and former owners of acquired companies.

        The 8% subordinated promissory notes payable were issued in connection with an acquisition in 2000.

        These notes were subordinate to our senior notes payable and borrowings under our revolving lines of credit, however our senior lenders permitted the early repayment of the subordinated debt (see below).

        We believe that the terms of these arrangements approximated fair market value and would have approximated the terms of an arrangement with a unrelated third party in an arm's length transaction.

  Redemption of 12% subordinated notes payable to related parties

        Upon completion of our initial public offering, we used a portion of the proceeds to redeem the 12% subordinated notes payable to related parties and the associated accrued interest. The following affiliate, director and executive officers owned and had notes redeemed having the principal amounts and accrued interest set forth opposite the names.

Code, Hennessy & Simmons III, L.P.	$16,235,357
Andrew Logie	$3,131,992
David Grace	$224,750

  Redemption of warrants

        Upon completion of the offering, we used a portion of the proceeds to redeem warrants for a net aggregate purchase price of $34.3 million. The following affiliate, director and executive officers owned and had warrants redeemed for the amounts set forth opposite the names.

Code, Hennessy & Simmons III, L.P.	$2,891,134
Andrew Logie	$831,524
David Grace	$94,011

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The firm of Ernst & Young LLP, registered public accounting firm, has been our auditor since 1997 and has advised us that the firm does not have any direct financial interest or indirect financial interest in the Company or any of its subsidiaries. It is expected that representatives of such firm will (i) attend the 2004 annual meeting, (ii) have an opportunity to make a statement if they desire to do so, and (iii) be available to respond to appropriate questions.

OTHER BUSINESS

        The board of directors knows of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

        A copy of our annual report on Form 10-K for the fiscal year ended September 25, 2004, including the financial statements and schedules but excluding exhibits, will be made available without charge to interested shareholders upon written request to us.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

        Shareholders interested in presenting a proposal for consideration at our 2006 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934. To be eligible for inclusion in the proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than September 20, 2005. In accordance with our Bylaws, any shareholder proposal submitted other than for inclusion in the proxy materials for that meeting must be delivered to us no earlier than September 20, 2005 and no later than October 20, 2005, or such proposal will be considered untimely. This notice must contain the information required by our Bylaws.

                      By Order of the Board of Directors

                      DAVID R. GRACE, Secretary

                      Peabody, Massachusetts
                      January 18, 2005

Appendix A

BEACON ROOFING SUPPLY, INC.

AUDIT COMMITTEE CHARTER

I.    Composition of the Audit Committee

        The Audit Committee of Beacon Roofing Supply, Inc. (the "Company") shall be comprised of at least three directorsi (as determined from time to time by the Board), each of whom, subject to any applicable phase-in rules, shall meet the independence requirements of Section 10A(m)(3) of and Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), the Sarbanes-Oxley Act of 2002 (the "SOA"), The Nasdaq Stock Market, Inc. and all other applicable lawii. The Board shall determine that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, and that at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgmentiii. In addition, to the extent practicable, at least one member of the Audit Committee shall be an "audit committee financial expert" as such term is defined by the rules of the Securities and Exchange Commission (the "SEC").iv

        No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than director's fees. Members shall not serve on more than three public company audit committees simultaneously.

        Directors shall be appointed annually to the Audit Committee by the Board and shall serve at the pleasure of the Board. The Audit Committee shall designate one of its members as its chairperson. The chairperson may be removed by the Audit Committee in its discretion.

II.    Purposes of the Audit Committee

        The primary purposes of the Audit Committee are to:

  1.
  assist Board oversight of (i) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Companyvi, (ii) the independent auditors' qualifications and independence, and (iii) the performance of the independent auditors;

  2.
  review and appraise the fairness of related party transactionsvii; and

  3.
  prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.viii

        In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company.

        The independent auditors for the Company are accountable to the Board and the Audit Committee, as representatives of the stockholders. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Audit Committee.ix

        The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including at least the matters set forth in Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees).x

        The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Company from which he or she receives information, (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by the Company's management as to any audit and other non-audit services provided by the Company's independent auditors to the Company.

III.    Meetings of the Audit Committee

        The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee shall set aside adequate time to meet separately, at least annually, with each of management and the independent auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

        A majority of the members of the entire Audit Committee shall constitute a quorum. The Audit Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Audit Committee may act by unanimous written consent of all members.

IV.    Duties and Powers of the Audit Committee

        To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.
with respect to the independent auditors,

1.
to directly appoint, retain, compensate, evaluate, and terminate the independent auditors, including sole authority to approve all audit engagement fees and termsxi;

2.
to pre-approve all audit and permissible non-audit services to be provided by the independent auditorsxii;

3.
to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors and to take other appropriate action to oversee the independence of the independent auditors;xiii

4.
to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differencesxiv;

5.
to review the independent auditor's attestation and report on management's internal control report, from the time that such reports are preparedxv; and

6.
to discuss with management and the independent auditors the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partnerxvi;

2.
with respect to financial reporting principles and policies,

1.
to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in Statement on Accounting Standards 61 (as codified by AU Section 380), as it may be modified or supplementedxvii, such as the selection of and changes in significant accounting policies, the methods used to account for significant unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit, and disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosure of financial statements;

2.
to meet with management and the independent auditors:

  •
  to discuss the scope of the annual audit;

      •
      to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to the filing of the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q;

      •
      to discuss, in association with the review of the interim financial statements, the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under professional standards;

      •
      to discuss, in association with the audit of the annual financial statements, the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

      •
      to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent auditors, relating to the Company's financial statements;

      •
      to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

      •
      to discuss, as appropriate (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effect of alternative GAAP methods on the financial statements and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

      •
      to discuss any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reportingxviii;

  3.
  to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controlsxix, and to review disclosures made to the Audit Committee by the Company's CEO or CFO during their certification process for the Form 10-K or Form 10-Q with respect to the Company's internal controls;

  4.
  to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

  5.
  to discuss and review the type and presentation of information to be included in earnings press releases;

  6.
  to discuss the types of information and earnings guidance provided, and the types of presentations made, to analysts and ratings agencies;

  7.
  to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing mattersxx; and

  8.
  (viii) to confirm with management that it has not hired employees or former employees of the independent auditors which would cause such auditors not to be independent under Rule 2-01(c)(2)(iii) of Regulation S-Xxxi;

3.
with respect to reporting and recommendations,

1.
to recommend, based upon the review and discussion of the annual financial statements with management and the independent auditors, to the Board that the annual financial statements be included in the Company's Annual Report on Form 10-Kxxii;

2.
to review this Charter at least annually and recommend any changes to the full Board of Directors;

3.
to review and approve all related party transactions;

4.
to discuss the Company's policies with respect to risk assessment and risk management, including the risk of fraud;

5.
to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

6.
to review periodically the Company's corporate compliance policies or codes of conduct; and

7.
to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.    Delegation to Subcommittee

        The Audit Committee may, in its discretion, form and delegate authority to a subcommittee of the Audit Committee when appropriate. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meetingxxiii.

VI.    Resources and Authority of the Audit Committee

        The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.xxiv

VII.    Limitation of Audit Committee's Role

        The function of the Audit Committee is oversight. While the Audit Committee has the duties and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

  i.
  Nasdaq Final Rule 4350(d)(2); Nasdaq Final Rule 4350(a)(5)

  ii.
  Nasdaq Final Rule 4350(d)(2); SOA § 301, Section 10A(m)(3) of the Exchange Act

  iii.
  Nasdaq Final Rule 4350(d)(2)(A) and (B)

  iv.
  SOA § 407; Item 401(h) of Regulation S-K

  v.
  SOA § 301; Rule 10A-3(b)(1)

  vi.
  Nasdaq Final Rule 4350(d)(1)

  vii.
  Nasdaq Final Rule 4350(h)

  viii.
  Item 306 of Regulation S-K

  ix.
  SOA § 301; Rule 10A-3(b)(2)

  x.
  Item 306(a)(3) of Regulation S-K (requires audit committee report to state audit committee received ISB No. 1 letter and has discussed the letter with the auditors); Nasdaq Final Rule 4350(d)(1)(B)

  xi.
  Rule 10A-3(b)(2)

  xii.
  SOA §§ 201 and 202; Rule 2-01(c)(7) of Regulation S-X

  xiii.
  Item 306(a)(3) of Regulation S-K (audit committee must disclose whether it discussed with the auditors their independence)

  xiv.
  SOA § 204; Rule 2-07 of Regulation S-X

  xv.
  SOA § 404

  xvi.
  SOA § 203; Rule 2-01(c)(6) of Regulation S-X

  xvii.
  Item 306(a)(2) of Regulation S-K

  xviii.
  Paragraph 206 of Appendix A to PCAOB Release NO. 2004-001

  xix.
  SOA § 302(a)(5); Rules 13a-14(b)(5) and 15d-14(b)(5)

  xx.
  SOA § 301; Rule 10A-3(b)(3)

  xxi.
  SOA § 206; Rule 2-01(c)(2)(iii) of Regulation S-X

  xxii.
  Item 306 of Regulation S-K

  xxiii.
  SOA § 202; Rule 2-01(c)(7) of Regulation S-X

  xxiv.
  SOA § 301; Rule 10A-3(b)(4) and (5)

Approved by the Board on 7/23/04.

BEACON ROOFING SUPPLY, INC.
One Lakeland Park Drive
Peabody, Massachusetts 01960

PROXY FOR COMMON STOCK
2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert R. Buck and David R. Grace and each of them, the proxy and true and lawful attorneys and agents for and in the name of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all shares of common stock, par value $.01, of BEACON ROOFING SUPPLY, INC., a Delaware corporation (the "Company"), the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of the Company to be held at the Company's headquarters at One Lakeland Park Drive, Peabody, Massachusetts 01960, on Tuesday, February 22, 2005, at 8:00 a.m. local time, and at any and all adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW.

The undersigned hereby instructs said proxies or their substitutes:

(1)	FOR ALL NOMINEES ☐	WITHHOLD VOTE FOR ALL NOMINEES ☐	To elect all of the incumbents, Robert R. Buck, Andrew R. Logie, H. Arthur Bellows, Jr., James J. Gaffney, Peter M. Gotsch, Krista M. Hatcher, Wilson B. Sexton and Brian P. Simmons, as directors to serve until the 2006 annual meeting of shareholders or until their successors are duly elected and qualified.

☐	FOR ALL NOMINEES EXCEPT AS NOTED ABOVE
(2)
In their discretion, on any other matters which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

(SEE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

The undersigned hereby acknowledges receipt of (i) the Company's 2004 Annual Report to Shareholders, (ii) the Proxy Statement and (iii) the Notice of Annual Meeting dated January 18, 2005.

Date: , 2005

Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable. No postage is required if mailed within the United States.

QuickLinks

Beacon Roofing Supply, Inc. One Lakeland Park Drive Peabody, Massachusetts 01960
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2005
Beacon Roofing Supply, Inc. One Lakeland Park Drive Peabody, Massachusetts 01960
PROXY STATEMENT
DATE, TIME AND PLACE OF ANNUAL MEETING
TABLE OF CONTENTS
ABOUT THE MEETING
STOCK OWNERSHIP
SUMMARY OF BUSINESS MATTERS TO BE VOTED ON Item 1. ELECTION OF DIRECTORS
MANAGEMENT AND THE BOARD OF DIRECTORS
BOARD OF DIRECTORS' MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS
AUDIT COMMITTEE MATTERS
Report of the Audit Committee
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN FISCAL YEAR 2004
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Report of the Compensation Committee on Compensation of Executive Officers of the Company
BEACON ROOFING SUPPLY, INC. COMMON STOCK PRICE PERFORMANCE
CORPORATE GOVERNANCE
EMPLOYEE CODE OF BUSINESS ETHICS AND CONDUCT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS
INFORMATION CONCERNING SHAREHOLDER PROPOSALS
BEACON ROOFING SUPPLY, INC. AUDIT COMMITTEE CHARTER